UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 2 )

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Filed by a Party other than the Registrant ☐

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☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as 6(e)(2)) permitted by Rule 14a
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

ENDEAVOR URANIUM, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐

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ENDEAVOR URANIUM, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 1, 2008

TO OUR SHAREHOLDERS:

Notice is hereby given that the 2008 Annual Meeting of Endeavor Uranium, Inc. (the “Company”) will be held at the offices of Carrillo Huettel , LLP, our attorneys, located at 501 W. Broadway, Suite 800, San Diego, CA 92101, at 11 a.m. Pacific Time on December 10, 2008 , for the following purposes:

1.

The election of one (1) Director for a term of one (1) year.  The election of Jennifer Karlovsky, as the sole Director of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly appointed and qualified.

2.

The ratification of the appointment of Moore & Associates, Chartered as the Company's

independent accountants for the fiscal years 2008 and 2009.

3.

To amend the Company’s Articles of Incorporation to change the name of the Company to Endeavor Power Corp.

4.

To amend the Company’s Articles of Incorporation to decrease the number of authorized shares of common stock from 6,500,000,000 to 250,000,000.

5.

To amend and restate the Company’s Articles of Incorporation in their entirety.

6.

To amend the Company’s Bylaws to accurately reflect and align with the proposed amendments to the Amended and Restated Articles of Incorporation.

7.

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors has fixed the close of business on October 10, 2008, as the Record Date for the determination of shareholders that are entitled to notice of and to vote at the meeting and any adjournment thereof.  Only shareholders of record, and holders of shares in street name as represented by a bank statement certifying the number of shares in their possession, as of the close of business on the Record Date are entitled to notice and to vote at this meeting or any postponements or adjournments.  A complete list of the shareholders entitled to vote at the meeting will be open to examination by any shareholder, for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the meeting, at 501 W. Broadway, Suite 800, San Diego, CA 92101.

Attendance at the Annual Meeting will be limited to shareholders of the Company.  Shareholders will be required to furnish proof of ownership of the Company’s Common Stock before being admitted to the meeting.  Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company’s Stock.  Directions to the meeting’s location accompany the Proxy Statement.

Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy at your earliest convenience.  This will ensure the presence of a quorum and your representation at the meeting; promptly signing, dating and returning the Proxy will save the Company the expense and extra work of additional solicitation.  Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

By order of the Board of Directors,

Date: November 5, 2008	/s/ Jennifer Karlovsky
Jennifer Karlovsky
Chief Executive Officer

Endeavor Uranium, Inc.

Proxy Statement

Annual Meeting of Shareholders

To Be Held on December 10, 2008

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Endeavor Uranium, Inc. for the 2008 Annual Meeting (the “Annual Meeting”) of our stockholders to be held on December 1 0 , 2008, and any adjournment or postponement of the Annual Meeting.  In this proxy statement, we refer to Endeavor Uranium, Inc., as “Endeavor,” the “Company,” “we,” or “us.”

We are holding our Annual Meeting at 501 W. Broadway, Suite 800, San Diego, CA 92101, on December 1 0 , 2008, at 11 a.m. Pacific Time.  We intend to mail this proxy statement and accompanying proxy card to our stockholders starting on or about November 14 , 2008.  Our annual report for the year ended December 31, 2007 is being sent to each stockholder of record along with this proxy statement.

ABOUT THE MEETING

At our Annual Meeting, our stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors.  In addition, our management will report on our performance during the 2007 year and respond to questions from stockholders.

VOTING INFORMATION

All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the holder’s directions specified on the proxy.  If no directions have been specified by marking the appropriate places on the accompanying proxy card, the shares will be voted in accordance with the Board’s recommendations which are:

1.

FOR election of Jennifer Karlovsky as Director of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly appointed and qualified.

2.

FOR the ratification of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years 2008 and 2009.

3.

FOR the amended of the Articles of Incorporation to change the name of the Company to Endeavor Power Corp.

4.

FOR the amended Articles of Incorporation decreasing the authorized number of shares of common stock from 6,500,000,000 to 250,000,000.

5.

FOR the amended and restated of the Company’s Articles of Incorporation in their entirety.

6.

FOR the amended Bylaws which more accurately reflect and align with the proposed amendments to the Amended and Restated Articles of Incorporation.

A stockholder signing and returning the accompanying proxy has power to revoke it at any time prior to its exercise by delivering to the Company a later dated proxy or by giving notice to the Company in writing or at the meeting, but without affecting any vote previously taken.

Record Date

You may vote all shares that you owned as of October 10, 2008, which is the record date for the Annual Meeting.  The Company is authorized to issue up to 6,500,000,000 shares of its common stock, $0.0001 value per share (“Common Stock”), and there are 65,344,800 shares of Common Stock issued and outstanding.  The Company is authorized to issue up to 10,000,000 shares of preferred stock, $0.001 par value (the “Preferred Stock”), but there is no Preferred Stock issued and outstanding at this time.  Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting.

Ownership of Shares

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or vote in person at the Annual Meeting.  If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you.  As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Regardless of how you hold your shares, we invite you to attend the Annual Meeting.

How to Vote

Your Vote Is Important.  We encourage you to vote promptly. You may vote in the following way:

By Mail: If you are a holder of record, you can vote by marking, dating, and signing your proxy card and returning it by mail in the enclosed postage-paid envelope.  If you hold your shares in street name, please complete and mail the voting instruction card.

At The Annual Meeting: If you vote your shares now it will not limit your right to change your vote at the Annual Meeting if you attend in person.  If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the meeting.  If you sign and return your proxy card without any voting instructions, your shares will be voted as the Board of Directors recommends.

Revocation Of Proxies: You can revoke your proxy at any time before your shares are voted if you: (1) send a written notice to our Secretary indicating that you want to revoke your proxy; or (2) deliver to our Secretary a duly executed proxy (or voting instructions if you hold your shares in street name) bearing a later date, which revokes all previous proxies; or (3) attend the meeting in person, give written notice of revocation to the secretary of the meeting prior to the voting of your proxy and vote your shares in person, although your attendance at the meeting will not by itself revoke your proxy.

Quorum and Required Vote

Quorum: We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy.

Vote Required for Proposals:

Directors are elected by a plurality of the shares of common stock that are present in person or represented by proxy, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

The ratification of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years 2008 and 2009 requires the affirmative vote of a majority of the voting power of the shares of common stock that are present in person or represented by proxy.

Amendment and restatement of the Company’s Articles of Incorporation in their entirety, including changing the name of the Company to Endeavor Power Corp., requires the affirmative vote of a majority of the voting power of the shares of common stock that are present in person or represented by proxy.

Amendment and restatement of the Company’s Bylaws in their entirety requires the affirmative vote of a majority of the voting power of the shares of common stock that are present in person or represented by proxy.

How We Count Votes: In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

In counting votes on the proposals:

•	We do not count abstentions or broker non-votes, if any, as votes cast for the election of directors, but we do count votes withheld for one or more nominees as votes cast.

•

Because directors are elected by a plurality, this means that the three nominees receiving the highest number of “FOR” votes will be elected.  Neither abstentions nor broker non-votes will have any effect in determining the outcome of the election of directors.

•

In tabulating whether the other proposals are ratified by a majority of votes of the Company’s outstanding shares, it should be noted that abstentions are counted in tabulations of the votes cast and thus have the same effect as a vote against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Dissenter's Rights

Under Nevada law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

Cumulative Voting

With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes.

Solicitation

The cost of solicitation will be borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may be solicited by the Company’s directors, officers and employees, without additional compensation, personally or by telephone, facsimile or telegram.  Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $5,000.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

AND THE CORPORATE GOVERNANCE OF THE COMPANY

Our business is managed by the Company’s Board of Directors, whether this Board consist of a sole member, as is the currently the case or multiple members.  Our Board members are self-informed on those matters relating to our business.  Our Board of Directors, in connection with outside counsel, has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the Securities and Exchange Commission (SEC), and other corporate governance recommendations.

Our current Board of Directors, consisting of our sole Director, Ms. Jennifer Karlovsky, is in the process of adopting a Code of Ethics for its Financial Officers, which is applicable to our Chief Executive Officer, Chief Financial Officer, Corporate Controller and any other persons designated as financial officers.  Our Board of Directors is also developing a Code of Conduct, articulating standards of business and professional ethics, which is applicable to all of our directors, officers and employees.

Nominating Procedures

The Board will consider candidates for the Board of Directors from any reasonable source, including stockholder recommendations.  The Board will not evaluate candidates differently based on who has made the proposal.  The Board has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.  No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year.  The Board will consider many factors when considering candidates for election to the Board of Directors, including that the proper skills and experiences are represented on the Board of Directors and its committees and that the composition of the Board of Directors and each such committee satisfies applicable legal requirements.  Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily by the Board.

Stockholders who wish to suggest qualified candidates should write to the Board c/o Carrillo Huettel , LLP at 501 W. Broadway, Suite 800, San Diego, CA 92101 specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Board.  A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.

Stockholder Communications

The Board of Directors encourages stockholders to send communications to the Board or to individual members of the Board.  Such communications, whether by letter, e-mail or telephone, should be directed to the Chairman of the Company who will forward them to the intended recipients.  However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Chairman or his designee, may not be forwarded to the directors.

If a stockholder wishes to communicate to the Board about a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Board in care of the Chairman at the Company’s headquarters address.  If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the Chairman at the Company’s headquarters address.  If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of the Company’s Secretary.  The Company’s “whistleblower” policy prohibits the Company or any of its employees from retaliating or taking any adverse action against anyone for raising a concern.  If a shareholder or employee nonetheless prefers to raise his or her concern in a confidential or anonymous manner, the concern may be directed to the Chairman at the Company’s headquarters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth security ownership information as of the close of business on the Record Date, for individuals or entities in the following categories at the Company’s fiscal year end: (i) persons known by the Company to own beneficially more than five percent (5%) of the Company’s Common stock, (ii) each director, (iii) each Named Executive Officer listed in the “Summary Compensation Table” as set forth herein, and (iv) all directors and executive officers as a group.  Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Title of Class	Nameof Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Aken Financial Services Ltd.	6,249,008	9.56%
Common Stock	Angel Investment Capital Inc.	6,500,000	9.94%
Common Stock	Kingdom Finance Group, Inc.	6,450,000	9.87%
Common Stock	Leongatha Management Inc.	9,725,000	14.88%
Common Stock	Mayan Minerals Ltd	4,275,000	6.54%
Common Stock	Regal Capital Developments Inc.	6,400,000	9.79%
Common Stock	Jennifer Karlovsky	0	0.00%

Section 16(a) Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC.  Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

Based solely upon a review of copies of the reports filed, the Company believes that all executive officers, directors and persons who own more than ten percent of the Company's Common Stock are in compliance with such regulations.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated:

Summary Compensation Table

           The table below summarizes all compensation awarded to, earned by, or paid to our Officers for all services rendered in all capacities to us for the fiscal periods indicated.

Name and Principal Position (a)	Year (b)	Salary ($)* (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total(1) ($) (j)

Jennifer Karlovsky, CEO, Treasurer, Secretary and Director	2008	3,000	0	0	0	0	0	0	0

Bertha Cruz, Secretary and Director	2008	1,000	0	0	0	0	0	0	0

Terrance Heard, CEO & CFO and Director	2008 2007	0 0	0	0	0	0	0	0	0

Carl Jonsson, Secretary and Director	2008 2007	0 0	0	0	0	0	0	0	0

Marvin Mitchell, Director, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, President	2007 2006	0 0	0	0	0	0	0	0	0

Avi Freidman, Former CEO, Treasurer, and Director	2007 2006	0 0	0	0	0	0	0	0	0

Ray Primack, Former Secretary and Director	2007 2006	0 0	0	0	0	0	0	0	0

Narrative Disclosure to Summary Compensation Table

The Company has agreed to pay to Ms. Karlovsky, the Company’s CEO, CFO, President, Treasurer and Secretary, a monthly salary of $1,000, in addition to bonuses at the discretion of the Board.

On October 2, 2008, Ms. Bertha Cruz resigned form all positions with the Company.

On September 5, 2008, Mr. Terrace Heard resigned form all positions with the Company.

On September 5, 2008, Mr. Carl Jonsson resigned form all positions with the Company.

On February 28, 2008, Mr. Marvin Mitchell resigned form all positions with the Company.

On September 20, 2007, Avi Friedman resigned as Director and President of the Company.

On September 20, 2007, Ray Primack resigned as Director and Secretary of the Company.

There are no other employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

There are no agreements or understandings for any executive officer to resign at the request of another person. None of our executive officers acts or will act on behalf of or at the direction of any other person.

Compensation of Directors

The table below summarizes all compensation awarded to, earned by, or paid to our Directors for all services rendered in all capacities to us for the fiscal periods indicated.

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)
Jennifer Karlovsky	0	0	0	0	0	0	0
Bertha Cruz	0	0	0	0	0	0	0
Terrance Heard	0	0	0	0	0	0	0
Carl Jonsson	0	0	0	0	0	0	0
Marvin Mitchell	0	0	0	0	0	0	0
Avi Freidman	0	0	0	0	0	0	0
Ray Primack	0	0	0	0	0	0	0

Narrative to Director Compensation Table

Directors serve without compensation and there are no standard or other arrangements for their compensation.  There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any Director that would result in payments to such person because of his or her resignation with the Company, or its subsidiaries, in the event of any change in control of the Company.  There are no agreements or understandings for any Director to resign at the request of another person.  None of our Directors or executive officers acts or will act on behalf of or at the direction of any other person.

Grants of Plan-Based Awards in 2007

There were no option grants in 2007.

Outstanding Equity Awards at 2007 Fiscal Year-End

There were no option exercises or options outstanding in 2007.

Option Exercises and Stock Vested in Fiscal 2007

There were no option exercises or stock vested in 2007.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s independent accountants for the fiscal year ended June 30, 2007 was Moore & Associates, Chartered of Las Vegas, Nevada, who has served as the Company's independent accountants since 2007.  As set forth below in Proposal 2, the Company has appointed Moore & Associates, Chartered as the Company's independent accountants for the fiscal years ending June 30, 2008 and 2009.

Audit Fees

During the fiscal year ended December 31, 2007, the aggregate fees billed by Moore & Associates, Chartered, for services rendered for the audit of the Company’s annual financial statements was $6,750.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2009 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 30, 2009. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Mailing Instructions

Proposals should be delivered to Endeavor Uranium, Inc., c/o Carrillo Huettel , LLP, 501 W. Broadway, Suite 800, San Diego, CA 92101.  To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact our director either individually or as a group may do so by writing to Endeavor Uranium, Inc., c/o Carrillo Huettel , LLP, 501 W. Broadway, Suite 800, San Diego, CA 92101, specifying whether the communication is directed to the entire board or to a particular director.  Stockholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that that such communications relate to matters that are within the scope of responsibilities of the board or a Committee.

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PROPOSAL 1.

ELECTION OF DIRECTORS

Nominees

The number of directors has been set as one (1), who will be elected at the Annual Meeting.  The elected directors will hold offices for a term of one (1) year or until their successors are elected (which should occur at the next Annual Meeting) and qualified, unless they die, resign or are removed from office prior to that time.  In the absence of specific instructions, executed proxies which do not indicate for whom votes should be cast will be voted “FOR” the election of the nominees named below as directors.  Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under Nevada law.  In the event that any nominee is unable or declines to serve as a director (which is not anticipated), the proxyholders will vote for such substitute nominee as the Board of Directors recommends or vote to allow the vacancy to remain open until filled by the Board of Directors, as the Board of Directors recommends.

Set forth below is information as to each nominee for director.

DIRECTORS WHO ARE NOMINEES FOR ELECTION

Name of Nominee	Age	Position (Proposed Term as Director)
Jennifer Karlovsky	32	Director – 1 Year

Jennifer Karlovsky – Since obtaining her liberal arts degree from Northern Illinois University in 2000, and until 2005, Ms Karlovsky served as an outside consultant to various privately held corporations where her responsibilities primarily included assisting companies with complex financial analysis and accounting matters. During such time, Ms. Karlovsky also participated in the review and analysis of all facets of contracting procedures, financial planning and seamless integration, of both eternal and external corporate operations. From 2006 to 2007, Ms. Karlovsky served as the vice president of operations for a privately held tax company.  Since 2007, Ms. Karlovsky has been engaged as a Financial Administrator overseeing the project accounting, contracting and revenue assurance for a privately held company in the health care services industry, where she has also had significant direct engagement with service providers on multi-million dollar projects.

Since October 7, 2008, Ms. Karlovsky has served as the Company’s President, Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and sole member of the Board of Directors.  She will devote a reasonable amount of time, attention and efforts to the business and affairs of the Company, which is anticipated to be approximately 20 hours per week.

VOTE REQUIRED

Directors are elected by a plurality of the votes cast by the shares of common stock represented at the meeting, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE NOMINEES AS SET FORTH ABOVE.

_______________________________________________________________________________________________

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company has appointed Moore & Associates, Chartered as the Company's independent accountants for the fiscal years ending December 31, 2008 and 2009.  Moore & Associates, Chartered has served as the Company's independent accountants since the Company’s inception.  Services provided to the Company in fiscal 2007 included examination of the Company’s financial annual statements.

Audit Fees

For the fiscal year ended 2007, the aggregate fees billed by Moore & Associates, Chartered for services rendered for the audits of the annual financial statements and the review of the financial statements included in the quarterly reports or services provided in connection with the statutory and regulatory filings or engagements for those fiscal years were $6,750.

Other Fees

For the fiscal year ended 2007, fees billed by Moore & Associates, Chartered , were an aggregate $0 for any audit-related services other than as set forth in paragraph (a) above.  Additionally, for the fiscal years ended 2007 and 2006, Moore & Associates, Chartered did not bill any fees for tax compliance services.  The auditors did not provide tax-planning advice for the fiscal years ended 2007 and 2006.

VOTE REQUIRED

The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to ratify the appointment of the independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” SUCH RATIFICATION

_______________________________________________________________________________________________

PROPOSAL 3.

AMENDED & RESTATED ARTICLES OF INCORPORATION TO CHANGE

THE COMPANY’S NAME

The Board of Directors has adopted resolutions declaring advisable and recommending that the Company’s stockholders approve Amended & Restated Articles of Incorporation, which includes a name change from “Endeavor Uranium, Inc.” to “Endeavor Power Corp.” If approved, the our Amended & Restated Articles of Incorporation and the authorization of the Board to designate our principal place of business will become effective after the Annual Meeting upon the filing of a certificate of amendment with the Secretary of State of the State of Nevada. The Company currently plans to file the Amended and Restated Articles of Incorporation as soon as reasonably practicable after receiving approval of the amendment from its stockholders.

The proposed Amended & Restated Articles of Incorporation are attached hereto as Exhibit 1.

Purpose of the Name Change, Current Operations, & Future Plans

Presently, we have no operations and we are a shell company as that term is defined by Rule 415.  As a result, our Board of Directors has determined that it is in our best interests to adopt a name more readily identifiable with our current strategic focus and future plans of seeking out potential acquisition candidates in the oil, gas and mining fields and other potential acquisition candidates in other non-mining industries.

Consequently, the Board of Directors has recommended changing our name from “Endeavor Uranium, Inc.” to “Endeavor Power Corp.”  As “Power” is a more generalized term than “Uranium,” we feel this name change will be consistent with our current strategic focus.

Effect of the Proposed Amendment

If approved by stockholders, our Amended & Restated Articles of Incorporation will not affect the validity or transferability of any existing stock certificates that bear the name “Endeavor Uranium, Inc.” If the proposed Amended & Restated Articles of Incorporation are approved, stockholders with certificated shares should continue to hold their existing stock certificates. The rights of stockholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “Endeavor Power Corp.”

Currently Endeavor Uranium’s stock is quoted on the over-the-counter bulletin board under the symbol “EDVU.” If the proposed name change is approved, the stock will trade under a new symbol and a new CUSIP number will be assigned to the common stock following the name change.

Required Approvals

The affirmative vote of the holders of a majority of the total number of shares of our common stock outstanding and entitled to vote as of the record date will be required to approve this proposal. Abstentions and broker “non-votes” will have the same effect as a vote against this proposal.

The Board recommends that you vote “FOR” the Amended & Restated Articles of Incorporation, and your proxy will be so voted unless you specify otherwise.

_______________________________________________________________________________________________

PROPOSAL 4.

APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF THE COMPANY TO DECREASE THE AUTHORIZED NUMBER OF COMMON STOCK

We propose to decrease the number of authorized Common Stock from 6,500,000,000 to 250,000,000 and to change the par value of such Common Stock from $0.0001 to $0.001.

Decrease in Authorized Number of Shares

On October 2, 2008, our Board of Directors unanimously approved the Amended and Restated Articles of Incorporation (the “Amendment”), subject to stockholder approval to decrease the number of authorized Common Stock from 6,500,000,000 to 250,000,000 and to change the par value of such Common Stock from $0.0001 to $0.001, a change that will result in significantly decreased fees of approximately $3,500 associated with our Annual List filing with the Secretary of State of the State of Nevada.

If the Amendment is approved by a majority of stockholders, it will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada.  The Company expects to file the Amendment with the Secretary of State of the State of Nevada very shortly after its approval by stockholders.  Our authorized but unissued shares of Common Stock remain available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the stockholders, except for those instances in which applicable law or stock exchange rules require stockholder approval. Reducing the authorized Common Stock does not alter the right of any existing shareholder of the Company.

We currently have 65,344,800 shares issued and outstanding. Any additional shares that are authorized but unissued are held in reserve in the Company’s treasury to be used for any purpose germane to the operation of the Company. As of the date of this Proxy Statement, we have no shares reserved for issuance for any purpose.

Purposes of the Amendment

The primary purpose of the Amendment is to reduce the number of shares of common stock authorized. The Company believes that this reduction will allow the Company to adequately run the business of the Company while reducing liability. Upon the effective date of the Amendment, we will have 250,000,000 shares of common stock authorized.

 The Board of Directors believes that the decrease in the number of authorized shares of common stock will not materially affect the Company’s operations as there will still remain a sufficient number of authorized but unissued shares should the Company need to issue shares of its common stock for corporate purposes, including any potential acquisition.

Other Potential Effects of the Amendment

Under certain circumstances the existence of authorized but unissued shares can have an anti-takeover effect because the existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise. However, this proposed amendment does not have an anti-takeover effect, because the proposal is to lower the number of authorized but unissued shares of common stock as opposed to increasing such number.

Board Recommendation

Our Board of Directors recommends that you vote “FOR” the Amendment.

VOTE REQUIRED

The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the amended and restated articles for the Company.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” SUCH APPROVAL

_______________________________________________________________________________________________

Proposal 5.

APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF THE COMPANY

The Company is seeking approval of the Amended and Restated Articles of Incorporation of the Company, as our existing Articles of Incorporation are inadequate for our current needs, and lack comprehensive provisions found in more sophisticated and modern articles of incorporation.

An affirmative vote for this Proposal 5, is only a vote for the amendments addressed by this Section and shall not be counted for or against Proposal 3 or Proposal 4 as those must be independently affirmed prior to inclusion into the Amended and Restated Articles.

DESCRIPTION OF THE ADDITIONAL AMENDMENTS

Old Article No.	New Article Number	Material Change	Anti Takeover Implications	Effect on Shareholders
N/A	5.

New Article 5 sets forth that the board of directors of the Company shall consist of such number of persons not less than 1 and not more than 10.

Currently, the number of board members is set as being not less that two in the Company’s Bylaws. As discussed below, the Amended Bylaws no longer address the number of directors.

			None	None
3.	6.	See Proposal 4	See Proposal 4	See Proposal 4
N/A	7.	New Article 7, which previously did not exist, states that the capital stock of the Company, once paid for, is not subject to further assessments of any kind.	None	See “Board Recommendation” Below.
N/A	8.	New Article 8, which previously did not exist, states that no shares of the Company carry preemptive rights to acquire additional or other shares of the Company.	None	See “Board Recommendation” Below.
N/A	9.	New Article 9, which previously did not exist, states that cumulative voting for directors will not be permitted.	None	See “Board Recommendation” Below.
N/A	10.

New Article 10, which previously did not exist, states that the Company is electing to not be governed by those provisions of the Nevada Revised Statutes governing transactions with the Company’s shareholders.

			”See Anti-Takeover Provisions” Below	See “Board Recommendation” Below.
N/A	11.	New Article 11, which previously did not exist, states that Directors, Officers, Employees, Fiduciaries and Agents shall be indemnified to the fullest extent allowable under Nevada Law.	None	None

Anti-Takeover Provisions

Nevada law restricts “business combinations” with “interested stockholders,” unless certain conditions are met, with respect to corporations which have at least 200 stockholders of record.  A “combination” includes (i) any merger with an “interested stockholder,” or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an “interested stockholder,” having an aggregate market value equal to 5% or more of the aggregate market value of the corporation’s assets; an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or representing 10% or more of the earning power or net income of the corporation, (iii) any issuance or transfer of shares of the corporation or its subsidiaries , to the “interested stockholder,” having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (iv) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the “interested stockholder,” (v) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the “interested stockholder,” or (vi) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an “interested stockholder.”   An “interested stockholder” is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation’s Voting Stock.  A corporation to which this statute applies may not engage in a “combination” within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder’s acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares.  If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) the board of directors of the corporation approves, prior to such person becoming an “interested stockholder,” the combination or the purchase of shares by the “interested stockholder” or the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the “interested stockholder” at a meeting called no earlier than three years after the date the “interested stockholder” became such or (b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and prior to the consummation of the “combination,” except in limited circumstances, the “interested stockholder” will not have become the beneficial owner of additional voting shares of the corporation.

We believe that the effect of these statutory provisions may be to prevent a business combination or change of control transaction, which could be in the best interests of the stockholders.  While opting not to be governed by these provisions precludes a mandatory approval by the stockholders, our board of directors must still approve all issuances of stock and determine that such issuances are in the best interests of our Company ..

New Article 7, 8 and 9, simply set forth the default provisions under Nevada Statute there shall be no effect on the current shareholders. Further New Article 11, adds provisions substantially similar to those presently contained in our bylaws regarding indemnification of our officers and directors and the advancement to them of any expenses incurred in connection with any proceeding brought against any of our officers and directors arising out of or related to their service in such capacities.

Our Board of Directors recommends that you vote “FOR” the Amendment.

VOTE REQUIRED

The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the amended and restated articles for the Company.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” SUCH APPROVAL

_______________________________________________________________________________________________

PROPOSAL 6.

AMENDED BYLAWS

The Board of Directors has adopted resolutions declaring advisable and recommending that the Company’s stockholders approve the Amended Bylaws.  The Company is seeking approval of the Amended Bylaws of the Company, a copy of which are attached hereto as Appendix B.

Amendments

The Amended Bylaws contain only those changes necessary to accurately reflect the new amendments to the Articles of Incorporation as fully set forth in Proposal 3 and Proposal 5 above.  Specifically, the new Bylaws (i) are consistent with the amended and restated Articles of Incorporation regarding the number of directors being set by the members of the board of directors; and, (ii) the indemnification provisions have been moved from the Bylaws to the Articles in their entirety.  Other than those changes set forth in (i) and (ii) of the proceeding sentence, the Bylaws have not been altered or amended.

Required Approvals

The affirmative vote of the holders of a majority of the total number of shares of our common stock outstanding and entitled to vote as of the record date will be required to approve this proposal. Abstentions and broker “non-votes” will have the same effect as a vote against this proposal.

The Board recommends that you vote “FOR” the Amended Bylaws, and your proxy will be so voted unless you specify otherwise.

_______________________________________________________________________________________________

OTHER BUSINESS

The Company knows of no other matters to be submitted at this meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

APPENDIX

Appendix A - Amended and Restated Articles of Incorporation

Appendix B - Amended Bylaws

By order of the Board of Directors,

Date: November 5, 2008

/s/ Jennifer Karlovsky

Jennifer Karlovsky

Chief Executive Officer

AMENDED & RESTATED

ARTICLES OF INCORPORATION

OF

ENDEAVOR POWER CORP.,

(A Nevada Corporation)

_______________________________________________________________________________________________

Jennifer Karlovsky, hereby certifies that:

1.

She is the President and Secretary of Endeavor Uranium, Inc.., a Nevada corporation.

2.

The Articles of Incorporation of this Corporation are amended and restated in their entirety to read as follows and supersede and take the place of the existing Articles of Incorporation and all prior amendments thereto and restatements thereof:

ARTICLE 1.

Company Name

1.1

The name of this corporation is Endeavor Power Corp.

ARTICLE 2.

Duration

2.1

The corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE 3.

Principal Office

3.1

The name and address of its Resident Agent is Troy A Wallin, 10161 Park Run Drive, Suite 150, Las Vegas, Nevada, 89145, (480) 240-4150.

ARTICLE 4.

Purpose

4.1

The purpose for which the corporation is organized is to engage in any lawful activity within or outside the State of Nevada.

4.2

The corporation may also maintain offices at such other places within or without the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if in the State of Nevada.

ARTICLE 5.

Board of Directors

5.1

Number. The board of directors of the Corporation shall consist of such number of persons, not less than one and not to exceed 10, as shall be determined in accordance with the bylaws from time to time.

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ARTICLE 6.

Capital Stock

6.1

Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is two hundred ten million (260,000,000) shares, consisting of (a) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock") and (b) ten million (10,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock"), issuable in one or more series as hereinafter provided. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to the, and restrictions imposed upon the, shares of each class are as set forth in this Article 6.

6.2

Common Stock. Each share of Common Stock shall have, for all purposes one (1) vote per share. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

6.3

Preferred Stock. The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a) may have such voting powers, full or limited, or may be without voting powers;

(b) may be subject to redemption at such time or times and at such prices as determine by the Board of Directors;

(c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

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ARTICLE 7.

No Further Assessments

7.1

The capital stock, after the amount of the subscription price determine by the board of directors has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 7.

ARTICLE 8.

No Preemptive Rights

8.1

Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE 9.

No Cumulative Voting

9.1

There shall be no cumulative voting of shares.

ARTICLE 10.

Election Not to be Governed By Provisions of NRS 78.411 to 78.444.

10.1

The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.411, inclusive.

ARTICLE 11.

Indemnification of Officers and Directors

11.1

The Corporation shall indemnify its directors, officers, employee, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

11.2

Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

11.3

Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

11.4

The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

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11.5

No director, officer or shareholder shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

(a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

3.

The foregoing Restated of Articles of Incorporation has been duly approved by the Board of Directors in accordance with Section 78.207 of the Nevada Revised Statutes.

4.

The foregoing amendment and restatement of the Articles of Incorporation have been duly approved by the required written Consent of Shareholders in accordance with Section 78.390 of the Nevada Revised Statutes.  The number of shares voting in favor of the Restated Articles of Incorporation was ____________ shares representing ___________%.  The percentage of vote required was more than 50%.

IN WITNESS WHEREOF, we have hereunto set our hands this _____ day of December, 2008, hereby declaring and certifying that the facts stated hereinabove are true.

/s/ Jennifer Karlovsky

By: Jennifer Karlovsky

Its:  President and Secretary

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AMENDED

BY-LAWS

ENDEAVOR POWER CORP.

________________________________________________________________________________

ARTICLE I

OFFICES

SECTION 1. REGISTERED OFFICE. - The registered office shall be established and maintained at do United Corporate Services, Inc., 202 South Minnesota Street, Carson City, Nevada 89703 and United Corporate Services, Inc. shall be the registered agent of this corporation in charge thereof.

SECTION 2. OTHER OFFICES. - The corporation may have other offices, either within or without the State of Nevada, at such place or places as the Board of Directors may from time to time appoint or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 1. ANNUAL MEETINGS. - Annual meetings of stockholders for the election of directors and for such other business as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Nevada, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of the meeting.

SECTION 2. OTHER MEETINGS. - Meetings of stockholders for any purpose other than the election of directors may be held at such time and place, within or without the State of Nevada, as shall be stated in the notice of the meeting.

SECTION 3. VOTING. - Each stockholder entitled to vote in accordance with the terms of the Articles of Incorporation and in accordance with the provisions of these By-laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting, shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Articles of Incorporation or the laws of the State of Nevada.

A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 4. QUORUM. - Except as otherwise required by law, by the Articles of Incorporation or by these By-laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote the meeting.

SECTION 5. SPECIAL MEETINGS. - Special meetings of the stockholders for any purpose or purposes may be called by the President or Secretary, or by resolution of the directors.

SECTION 6. NOTICE OF MEETINGS. - Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the

1

records of the corporation, not less than ten nor more than sixty (60) days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

SECTION 7. ACTION WITHOUT MEETING. - Unless otherwise provided by the Articles of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

SECTION 1. NUMBER AND TERM. – The number of directors may be set from time-to-time by the Board of Directors. The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor shall be elected and shall qualify. A director need not be a stockholder.

SECTION 2. RESIGNATIONS. - Any director, member of a committee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

SECTION 3. VACANCIES. - If the office of any director, member of a committee or other officer becomes vacant, the remaining directors in office, though less than a quorum by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

SECTION 4. REMOVAL. - Any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, at a special meeting of the stockholders called for the purpose and the vacancies thus created may be filled, at the meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the stockholders entitled to vote.

SECTION 5. INCREASE OF NUMBER. - The number of directors may be increased by amendment by these By-laws by the affirmative vote of a majority of the directors, though less than a quorum, or, by the affirmative vote of a majority in interest of the stockholders, at the annual meeting or at a special meeting called for that purpose, and by like vote the additional directors may be chosen at such meeting to hold office until the next annual election and until their successors are elected and qualify.

SECTION 6. POWERS. - The Board of Directors shall exercise all of the powers of the corporation except such as are by law, or by the Articles of Incorporation of the corporation or by these By-laws conferred upon or reserved to the stockholders.

SECTION 7. COMMITTEES. - The Board of Directors may, by resolution or resolutions passed by a majority of the whole board, designate one or more committees, each committee to consist of two or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member or such committee or committees, the member or members thereof present at any such meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power of authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-laws of the corporation; and unless the resolution, these By-laws, or the Articles of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

SECTION 8. MEETINGS. - The newly elected Board of Directors may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent, in writing, of all the directors.

Unless restricted by the incorporation document or elsewhere in these By-laws, members of the Board of Directors or any committee designated by such Board may participate in a meeting of such Board or committee by means of conference telephone or

2

similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such meeting.

Regular meetings of the Board of Directors may be scheduled by a resolution adopted by the Board. The Chairman of the Board or the President or Secretary may call, and if requested by any two directors, must call a special meeting of the Board and give five (5) days notice by mail, or two (2) days notice personally or by telegraph or cable to each director. The Board of Directors may hold an annual meeting, without notice, immediately after the annual meeting of shareholders.

SECTION 9. QUORUM. - A majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

SECTION 10. COMPENSATION. - Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

SECTION 11. ACTION WITHOUT MEETING. - Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, it prior to such action a written consent thereto is signed by all members of the Board, or of such committee as the case may be, and such written consent is filled with the minutes of proceedings of the Board or committee.

ARTICLE IV

OFFICERS

SECTION 1. OFFICERS. - The officers of the corporation shall be a President, a Treasurer, and a Secretary, all of whom shall be elected by the Board of Directors and who shall hold office until their successors are elected and qualified. In addition, the Board of Directors may elect a Chairman, one or more Vice-Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than two offices may be held by the same person.

SECTION 2. OTHER OFFICERS AND AGENTS. - The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

SECTION 3. CHAIRMAN. - The Chairman of the Board of Directors, if one be elected, shall preside at all meetings of the Board of Directors and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

SECTION 4. PRESIDENT. - The President shall be the chief executive officer of the corporation and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall preside at all meetings of the stockholders if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages and other contracts on behalf of the corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer or Assistant Secretary or an Assistant Treasurer.

SECTION 5. VICE-PRESIDENT. - Each Vice-President shall have such powers and shall perform such duties as shall be assigned to him by the directors.

SECTION 6. TREASURER. - The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all monies and other valuables in the name and to the credit of the corporation in such depositaries as may be designated by the Board of Directors.

The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, or the President, taking proper vouchers for such disbursements. He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board shall prescribe.

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SECTION 7. SECRETARY. - The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by the law or by these By-laws, and in case of his absence or refusal to neglect so to do, any such notice may be given by any person thereunto directed by the President, or by the directors, or stockholder, upon whose requisition the meeting is called as provided in these By-laws. He shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

SECTION 8. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. – Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.

ARTICLE V

MISCELLANEOUS

SECTION 1. CERTIFICATES OF STOCK. - A certificate of stock, signed by the Chairman or Vice-Chairman of the Board of Directors, if they be elected, President or Vice-President, and the Treasurer or an Assistant Treasurer, or Secretary or Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the corporation. When such certificates are countersigned (1) by a transfer agent other than the corporation or its employee, or, (2) by a registrar other than the corporation or its employee, the signatures of such officers may be facsimiles.

SECTION 2. LOST CERTIFICATES. - A new certificate of stock may be issued in the place of any certificate theretofore issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the corporation against any claim that may be against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

SECTION 3. TRANSFER OF SHARES. - The shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificate shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

SECTION 4. STOCKHOLDERS RECORD DATE.

(a)

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)

In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record is adopted by the Board of Directors.

(c)

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted.

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SECTION 5. DIVIDENDS. - Subject to the provisions of the Articles of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conductive to the interests of the corporation.

SECTION 6. SEAL. - The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its creation and the words "Corporate Seal, Nevada, 2005". Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

SECTION 7. FISCAL YEAR. - The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

SECTION 8. CHECKS. - All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

SECTION 9. NOTICE AND WAIVER OF NOTICE. - Whenever any notice is required by these By-laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage, prepaid, addressed to the person entitled thereto at his address as it appears on the records of the corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by Statute.

Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Articles of Incorporation of the corporation of these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VI

AMENDMENTS

These By-laws may be altered or repealed and By-laws may be made at any annual meeting of the stockholders or at any special meeting thereof if notice of the proposed alteration or repeal of By-law or By-laws to be made be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice of the proposed alteration or repeal of Bylaw or By-laws to be made, be contained in the notice of such special meeting.

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ENDEAVOR URANIUM, INC.
ANNUAL MEETING OF SHAREHOLDERS
December 1, 2008

BALLOT

_______________________________________________________________________________________________

PLEASE MARK BOX (FILL IN COMPLETELY OR "X") IN BLUE OR BLACK INK.

_______________________________________________________________________________________________

The Directors recommend a vote FOR Proposals 1, 2, and 3.

1.

Election of one (1) Directors for a term of one (1) year.  The election of Jennifer Karlovsky as Director of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until her successor is duly appointed and qualified.

FOR all nominees (except as                         WITHHOLD AUTHORITY

marked to the contrary above)    ☐                to vote for all nominees    ☐

If withholding authority for a specific nominee please cross a line through said director’s name above.

2.

The ratification of the appointment of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years ending 2008 and 2009.

FOR    ☐             AGAINST   ☐                  ABSTAIN  ☐

3.

Approval of the Amended Articles of the Company which change the name of the Company to Endeavor Power, Inc.

FOR    ☐             AGAINST   ☐                  ABSTAIN  ☐

4.

Approval to amend the Company’s Articles of Incorporation to decrease the number of authorized shares of common stock from 6,500,000,000 to 250,000,000.

FOR    ☐             AGAINST   ☐                  ABSTAIN  ☐

5.

Approval to amend and restate the Company’s Articles of Incorporation in their entirety.

FOR    ☐             AGAINST   ☐                  ABSTAIN  ☐

6.

Approval to amend the Company’s Bylaws.

FOR    ☐             AGAINST   ☐                  ABSTAIN  ☐

Dated:

_______________________________________

Number of Shares Represented by this Proxy:

______________________________________

_______________________________________

Signatures

Signatures

______________________________________

_______________________________________

Name of Shareholder

Name of Shareholder

1

Endeavor Uranium, Inc.

501 W. Broadway, San Diego, CA 92101

(619) 399-3090

_______________________________________________________________________________________________

PROXY

Annual Meeting of Shareholders

December 1, 2008

_______________________________________________________________________________________________

The undersigned hereby appoints the Board of Directors, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote ALL of the shares of the common stock in Sangui Biotech International, Inc., standing in the name of the undersigned at the ANNUAL Meeting of SHAREHOLDERS to be held December 1, 2008, and upon such other matters as may properly come before the meeting.  Any prior proxy or voting instructions are hereby revoked.

The Directors recommend a vote FOR Proposals 1, 2, and 3.

1.

Election of one (1) Directors for a term of one (1) year.  The election of Jennifer Karlovsky as Director of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until her successor is duly appointed and qualified.

FOR all nominees (except as                         WITHHOLD AUTHORITY

marked to the contrary above)    ☐                to vote for all nominees    ☐

If withholding authority for a specific nominee please cross a line through said director’s name above.

2.

The ratification of the appointment of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years ending 2008 and 2009.

FOR    ☐             AGAINST   ☐                  ABSTAIN  ☐

3.

Approval of the Amended Articles of the Company which change the name of the Company to Endeavor Power, Inc.

FOR    ☐             AGAINST   ☐                  ABSTAIN  ☐

4.

Approval to amend the Company’s Articles of Incorporation to decrease the number of authorized shares of common stock from 6,500,000,000 to 250,000,000.

FOR    ☐             AGAINST   ☐                  ABSTAIN  ☐

5.

Approval to amend and restate the Company’s Articles of Incorporation in their entirety.

FOR    ☐             AGAINST   ☐                  ABSTAIN  ☐

6.

Approval to amend the Company’s Bylaws.

FOR    ☐             AGAINST   ☐                  ABSTAIN  ☐

1

_______________________________________________________________________________________________

PROXY/VOTING INSTRUCTIONS

Annual Meeting of Shareholders – December 1, 2008.

The shares represented by this proxy will be voted as directed by the Shareholder. If no specification is made, the shares will be voted FOR ALL proposals.   When signing as attorney, executor, administrator, trustee or guardian, give full title as such, and when stock has been issued in the names of two or more persons, all should sign unless evidence of authority to sign on behalf of the others is attached.

Dated:

_______________________________________

Number of Shares Represented by this Proxy:

______________________________________

_______________________________________

Signatures

Signatures

______________________________________

_______________________________________

Name of Shareholder

Name of Shareholder

PLEASE RETURN ALL PROXIES TO:

Endeavor Uranium, INC.

501 W. Broadway

San Diego, CA 92101

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